UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07278

Nuveen Arizona Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in some areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the path of the economy from here and the upcoming U.S. presidential election are increasingly in the forefront.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 23, 2020

Portfolio Managers’ Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review key investment strategies and the six-month reporting period performance of these three Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM and NUO since 2007.
Nuveen Michigan Quality Municipal Income Fund (NUM) was approved for merger into Nuveen AMT-Free Quality Municipal Income Fund (NEA) (10/31 FYE) by the Funds’ Board of Trustees during August 2020. The merger is pending shareholder approval.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coron-avirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2020?
The Nuveen Arizona Quality Municipal Income Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes; its secondary investment objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal and Arizona state income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The Nuveen Michigan Quality Municipal Income Fund’s primary investment objective is current income exempt from both federal and Michigan income tax, as well as the Michigan intangibles tax. The secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal, Michigan state, and local income taxes, including the Michigan intangibles tax. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
The Nuveen Ohio Quality Municipal Income Fund’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes. The secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal, Ohio state, and local income taxes. The Fund invests at least 80% of its managed assets in securities rated, at the time of investment, investment grade or, if they are unrated, are judged by the manager to be of comparable quality. The Fund may invest up to 20% of its managed assets in municipal securities rated below investment quality or judged by the manager to be of comparable quality, of which up to 10% of its managed assets may be rated below B-/B3 or of comparable quality. The Fund uses leverage.
During the six-month reporting period, the municipal bond market endured a liquidity driven sell-off followed by an uneven recovery across the credit quality spectrum. With the Federal Reserve (Fed) providing financial assistance, the highest credit quality segments of the market snapped back relatively quickly. However, the turnaround in lower rated municipal credits and sectors was slower to materialize amid macroeconomic uncertainty and a broader reevaluation of municipal credit risk.

As the economic shock caused by the COVID-19 crisis containment measures was becoming apparent in March 2020, financial markets including U.S. municipal bonds responded dramatically. Interest rate volatility spiked, municipal bond prices severely dislocated from Treasury bond prices and municipal credit spreads widened to levels significantly above the long-term average. Quick intervention from the Fed to inject liquidity into the financial system and bolster confidence in the credit markets brought stability, supporting a rebound in the high grade segments of the municipal bond market. Lower rated, higher yielding municipal bonds, however, were slower to rebound, as these credits are more typically found in sectors more affected by the coronavirus, including transportation, lodging, convention centers, hospitals, senior living facilities and higher education.
Despite the elevated volatility in March and April 2020, interest rates ended the six-month reporting period down slightly from the beginning of the period. A sharper fall in short-term rates, driven by the Fed moving its benchmark target rate to zero, steepened the yield curve. Demand for municipal bonds began to recover, with investor inflows resuming a positive trend after the March-April 2020 sell-off, including in high yield municipal bonds. Issuance also approached more normal levels by the end of the reporting period. Notably, taxable municipal bonds’ share of issuance has risen meaningfully over the past year, which has increased the scarcity value of tax-exempt municipal bonds. Supply demand conditions have therefore remained favorable for municipal bonds, helping credit spreads to narrow from the widest levels seen during the COVID-19 crisis volatility. At the state level, the Arizona municipal market performed in line with the national market and the Michigan and Ohio municipal markets outperformed the national market over this reporting period, as measured by their respective state S&P Municipal Bond Indexes.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. After the market sell-off in March 2020, credit spreads for mid and lower grade bonds widened considerably. Our focus shifted to gauging the economic disruptions to municipal issuers over the nearer and longer terms while still attempting to take advantage of potential opportunities. As is often the case when yields rise, a primary emphasis for the Funds since March 2020 involved selling depreciated bonds with lower embedded yields to buy replacement positions at the higher yields now available in the marketplace. This exchanging strategy allows the Funds to take advantage of tax efficiencies and enhances the Funds’ income earnings capability to support the dividend. Additionally, because closed ends funds do not need to manage cash to meet investor redemptions, we weren’t forced to sell positions during the market turbulence and therefore could reinvest cash from called and maturing bonds, as well as from the selective sale of positions, toward improving the Funds’ yield characteristics and potential total return.
NAZ bought bonds across a diverse group of sectors, including water and sewer, life care, higher education, excise tax revenue and hospitals, all of which were in-state purchases. We also exchanged bonds with lower embedded yields for similar structures offering higher yields, such as the Puerto Rico sales tax revenue bonds known as COFINAs. Also during this reporting period, we reduced exposure to July 2021-dated bonds to help maintain the portfolio’s overall duration at current levels.
NUM added local general obligation (GO) bonds (three school districts), while continuing to emphasize geographic areas outside of southeast Michigan and the city of Detroit, and a public higher education credit for University of Michigan. We took advantage of the higher prevailing yields in March 2020 to sell bonds with lower book yields and buy back the same names with higher book yields. We also established two tender option bond (TOB) trusts, as the low interest rates on offer at the short end and steep slope of the municipal yield curve were favorable for borrowing cheaply to invest in higher yielding, longer duration assets. We used the proceeds from bond maturities and redemptions and sold some pre-refunded bonds to fund NUM’s new purchases.

Portfolio Managers’ Comments (continued)
NUO was also active with exchanging bonds, especially in March 2020, to enhance the Fund’s income distribution capability and gain tax efficiencies. When prices fell to attractive levels during the COVID-19 crisis sell-off, we opportunistically bought Buckeye Tobacco, a non-rated tax increment district and a BBB rated Hilton Hotel project. As the market stabilized, our buys included a high grade (AAA rated) local GO and two public higher education bonds (Ohio State and Miami University). The new purchases were made with the cash from called and maturing bonds, including proceeds from the Fund’s holdings in legacy Buckeye Tobacco bonds that were refunded earlier in 2019, and the selective sale of pre-refunded bonds.
As of August 31, 2020, NAZ, NUM and NUO continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform for the six-month reporting period ended August 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2020. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended August 31, 2020, the total returns on common share NAV for the three Funds underperformed their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index.
The factors driving performance in this reporting period included yield curve and duration positioning, credit ratings exposure and sector allocation. The use of regulatory leverage was also a factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Duration and yield curve positioning was a positive contributor to NAZ’s performance. Although the broad municipal market saw longer duration bonds generally underperforming shorter duration bonds in this reporting period, the Arizona Fund’s exposure to 8- to 12-year durations was beneficial to relative performance, partly due to the timing of our trades. We assertively bought bonds in this duration range in April 2020, when market prices were near the bottom, and their valuations have since recovered. Additionally, many of the Fund’s 8- to 12-year duration bonds offer higher yields, which contributed to their performance in this reporting period. NUM’s duration and yield curve positioning was a detractor from performance primarily due to its overweight allocation to the intermediate portion of the yield curve, which underperformed in this reporting period. For NUO, the underweight allocations to both the zero to 2-year duration segment and the 10-12 year segment were detrimental.
From a credit quality perspective, performance was led by the highest grade (AAA and AA rated) segments of the market, while mid to lower rated bonds lagged. Most of the underperformance in lower rated bonds occurred in the March-April 2020 sell-off, and while credit spread recovery continued over the subsequent months, spreads were still wide of pre-pandemic levels at the close of this reporting period. For NAZ, credit ratings allocation was the largest detractor from relative performance, as the Fund held underweight allocations to AAA and AA rated bonds and overweight allocations to single A and lower rated bonds, with the position in BBB rated bonds especially weak. NUM’s credit positioning contributed positively to performance and was favorably positioned for the prevailing market environment, with an overweight exposure to AAA rated paper and underweight allocation to BBB rated credits. NUO’s credit ratings allocations had a negative performance impact overall. Although an underweight to BBB rated bonds was beneficial, it was offset by an overweight to AA rated debt, which detracted.
Sector positioning in NAZ contributed positively. Sectors composed of predominantly high grade bonds tended to outperform sectors with lower rated bonds, which includes many of the sectors adversely affected by the COVID-19 crisis. NUM’s aggregate sector positioning detracted from performance. In particular, an overweight to public higher education detracted, especially single A rated debt within the sector, which underperformed during the reporting period. NUO was also adversely affected by sector allocations, mainly due to the underweight in tobacco settlement bonds. Given our assessment of the tobacco sector’s risk-reward characteristics, NUO’s maximum exposure to the sector is considerably lower than the Ohio benchmark index’s weighting, which detracts from performance when the sector performs well, as it did during this reporting period.
Individual credit selection was unfavorable for NAZ and NUM in this reporting period. In NUM, mid-grade (single A and lower AA rated) public higher education credits were underperformers, while highly rated, short maturity paper were the best performers. NUO also benefited from our selection in short-dated, high grade bonds. Another top contributor was a Buckeye Tobacco new issue (which was issued just prior to the beginning of the reporting period), which underperformed during the sell-off but rallied over the remainder of the reporting period.
We should also note that NUO owned a position in Energy Harbor, which had negative performance in this reporting period but with minimal impact to the Fund’s overall performance. During this reporting period, NUO received Energy Harbor common stock, after FirstEnergy Solutions emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Fund received Energy Harbor stock when its holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. The shares performed well in the first few months after they were issued, and due in part to post-emergence price increases, at the end of the reporting period Energy Harbor equity represented 0.3% of the total investments of NUO. In July 2020, the value of Energy Harbor equity fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from issuance of preferred shares had a negative impact on the total return performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities was negligible to the total return performance of the Funds over the reporting period.
As of August 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO
Effective Leverage*	37.46%	39.46%	34.87%
Regulatory Leverage*	33.54%	34.75%	31.48%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAZ	$88,300,000	$—	$88,300,000
NUM	$173,000,000	$—	$173,000,000
NUO	$148,000,000	$—	$148,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO
March 2020	$0.0438	$0.0445	$0.0440
April	0.0438	0.0445	0.0440
May	0.0438	0.0445	0.0440
June	0.0475	0.0495	0.0440
July	0.0475	0.0495	0.0440
August 2020	0.0475	0.0495	0.0440
Total Distributions from Net Investment Income	$0.2739	$0.2820	$0.2640

Yields
Market Yield*	3.92%	4.22%	3.46%
Taxable-Equivalent Yield*	7.16%	7.68%	6.35%

*  Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 45.3%, 45.1% and 45.6% for NAZ, NUM and NUO, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO
Common shares cumulatively repurchased and retired	127,500	784,500	205,000
Common shares authorized for repurchase	1,155,000	2,020,000	1,830,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO
Common share NAV	$15.12	$16.06	$17.59
Common share price	$14.55	$14.07	$15.25
Premium/(Discount) to NAV	(3.77)%	(12.39)%	(13.30)%
6-month average premium/(discount) to NAV	(10.56)%	(14.12)%	(14.01)%

Risk Considerations
Risk Considerations
Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUM and www.nuveen.com/NUO.

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	(1.00)%	2.91%	4.99%	5.42%
NAZ at Common Share Price	6.91%	11.48%	4.30%	5.78%
S&P Municipal Bond Arizona Index	0.30%	2.82%	3.63%	3.94%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.0%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	156.0%
Floating Rate Obligations	(5.6)%
AMTP Shares, net of deferred
offering costs	(50.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Arizona	95.6%
Guam	2.9%
Puerto Rico	1.4%
Virgin Islands	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.3%
Education and Civic Organizations	22.2%
Health Care	13.3%
Utilities	13.1%
Tax Obligation/General	11.0%
Water and Sewer	4.9%
U.S. Guaranteed	4.8%
Other	6.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.0%
AAA	6.1%
AA	51.4%
A	24.2%
BBB	2.2%
BB or Lower	5.5%
N/R (not rated)	6.6%
Total	100%

NUM	Nuveen Michigan Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUM at Common Share NAV	(0.07)%	3.52%	4.84%	5.31%
NUM at Common Share Price	1.14%	2.70%	6.04%	5.11%
S&P Municipal Bond Michigan Index	0.89%	3.79%	4.33%	4.50%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	165.3%
Other Assets Less Liabilities	(2.8)%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	162.5%
Floating Rate Obligations	(9.3)%
AMTP Shares, net of deferred
offering costs	(53.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Michigan	93.4%
Puerto Rico	2.0%
Texas	1.1%
Colorado	1.0%
North Carolina	1.0%
Missouri	0.5%
Florida	0.4%
Kentucky	0.3%
Georgia	0.1%
Washington	0.1%
Oregon	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	22.2%
Tax Obligation/General	20.8%
Tax Obligation/Limited	13.7%
Health Care	12.2%
Water and Sewer	10.5%
Utilities	7.2%
U.S. Guaranteed	6.7%
Other	6.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.9%
AAA	14.1%
AA	56.2%
A	15.2%
BBB	0.8%
BB or Lower	3.3%
N/R (not rated)	2.5%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUO at Common Share NAV	0.23%	4.16%	5.15%	5.44%
NUO at Common Share Price	0.72%	(0.36)%	5.62%	4.51%
S&P Municipal Bond Ohio Index	2.03%	5.43%	4.89%	4.85%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.3%
Common Stocks	0.4%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations & VRDP Shares,
net of deferred offering costs	152.1%
Floating Rate Obligations	(6.2)%
VRDP Shares, net of deferred
offering costs	(45.9)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
Ohio	90.3%
Puerto Rico	2.6%
Texas	1.6%
Michigan	1.4%
Colorado	1.1%
North Carolina	1.1%
Florida	0.8%
Missouri	0.5%
Kentucky	0.3%
Oregon	0.2%
Washington	0.1%
Total	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	24.9%
Tax Obligation/Limited	20.7%
Transportation	11.2%
Tax Obligation/General	10.8%
Health Care	9.6%
Education and Civic Organizations	7.9%
Water and Sewer	5.9%
Other	9.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	21.3%
AAA	13.9%
AA	40.4%
A	13.3%
BBB	1.3%
BB or Lower	3.5%
N/R (not rated)	6.0%
N/A (not applicable)	0.3%
Total	100%

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.0% (100.0% of Total Investments)
	Education and Civic Organizations – 34.5% (22.2% of Total Investments)
$ 2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series	7/26 at 100.00	AA	$ 2,580,007
	2016B, 5.000%, 7/01/47
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green	7/25 at 100.00	AA	1,749,090
	Series 2015A, 5.000%, 7/01/41
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D,	7/25 at 100.00	AA	1,749,090
	5.000%, 7/01/41
1,255	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,484,376
	4.000%, 7/01/47
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/24 at 100.00	Aa3	2,831,211
	Economic and Educational Development, Series 2014, 5.000%, 8/01/44
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option	6/22 at 100.00	Aa2	2,959,734
	Bond Trust 2015-XF0053, 17.608%, 6/01/42, 144A (IF)
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB	554,547
	Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	AA–	605,225
	Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	159,341
	Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/47, 144A
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc Projects, Series 2017F:
1,700	5.000%, 7/01/37	7/27 at 100.00	AA–	1,999,064
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,896,372
315	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	334,615
	Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A
240	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	11/27 at 100.00	N/R	251,966
	Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A
1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/23 at 105.00	BB+	1,080,380
	Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.000%, 9/15/38, 144A
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	9/27 at 100.00	BB+	387,739
	Agribusiness and Equine Center, Inc Project, Series 2017B, 5.000%, 3/01/48, 144A
310	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	BB	321,163
	Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of
	Math & Science Projects, Series 2018A:
615	5.000%, 7/01/38	1/28 at 100.00	AA–	729,052
1,000	5.000%, 7/01/48	1/28 at 100.00	AA–	1,164,410
455	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest	7/26 at 100.00	BB+	504,545
	Academy of Nevada ? Horizon, Inspirada and St Rose Campus Projects, Series 2018A,
	5.750%, 7/15/38, 144A
	Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of
	Indianapolis – Health Pavilion Project, Series 2019A:
1,645	4.000%, 10/01/39	10/29 at 100.00	BBB+	1,718,877
1,000	4.000%, 10/01/49	10/29 at 100.00	BBB+	1,028,260
1,500	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,651,215
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern	5/22 at 100.00	A+	2,089,200
	University, Refunding Series 2007, 5.000%, 5/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center
	for Academic Success Project, Refunding Series 2019:
$ 360	4.000%, 7/01/31	7/29 at 100.00	BBB	$ 397,386
340	4.000%, 7/01/33	7/29 at 100.00	BBB	369,757
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	422,908
	Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/27 at 100.00	AA–	572,888
	Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48
1,495	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	1/30 at 100.00	AA–	1,825,216
	Highland Prep Project, Series 2019, 5.000%, 1/01/43
665	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/29 at 100.00	AA–	791,490
	Legacy Traditional Schools Projects, Series 2019A, 5.000%, 7/01/49
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	7/26 at 100.00	BB+	916,649
	Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid
	Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	581,292
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	329,208
2,500	Maricopa County Industrial Development Authority, Arizona, Educational Facilities	1/30 at 100.00	A2	2,976,400
	Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,496,339
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,155	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,289,026
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BB	73,231
	Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	9/22 at 100.00	BB	918,954
	Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
1,400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/22 at 100.00	BB+	1,412,824
	Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	BBB–	865,072
	Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/24 at 100.00	Ba2	560,990
	Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Legacy Traditional Schools Projects, Series 2015:
315	5.000%, 7/01/35, 144A	7/25 at 100.00	Ba2	332,946
300	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	312,240
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	Ba2	685,198
	Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Villa Montessori, Inc Projects, Series 2015:
260	3.250%, 7/01/25	No Opt. Call	BBB–	267,998
400	5.000%, 7/01/35	7/25 at 100.00	BBB–	435,200
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/28 at 100.00	AA–	559,250
	Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky	10/26 at 100.00	A3	2,282,240
	University Project, Series 2016, 5.000%, 10/01/36
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	3,814,246
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
500	Pima County Community College District, Arizona, Revenue Bonds, Series 2019,	7/28 at 100.00	Aa3	629,905
	5.000%, 7/01/36

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	$ 218,230
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Champion Schools Project, Series 2017:
120	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	111,254
680	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	613,659
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/26 at 100.00	BB–	202,932
	Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	36,538
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	126,586
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B–	728,632
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	6/25 at 100.00	BB	512,355
	Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona	7/26 at 100.00	AA	891,622
	College, Series 2017, 5.000%, 7/01/35 – BAM Insured
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	AA	893,935
	University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured
53,690	Total Education and Civic Organizations			60,284,075
	Health Care – 20.7% (13.3% of Total Investments)
1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/24 at 100.00	AA–	1,325,196
	Series 2014A, 5.000%, 1/01/44
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	5,337,711
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals
	Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A2	3,400,879
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,214,211
	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s
	Hospital, Series 2020A:
595	5.000%, 2/01/40	2/30 at 100.00	A1	749,670
1,450	4.000%, 2/01/50	2/30 at 100.00	A1	1,651,666
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,523,000
	HonorHealth, Series 2019A, 5.000%, 9/01/37
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,518,537
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,202,030
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,383,680
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,
	Series 2017A:
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	3,035,529
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,413,580
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	1,138,540
	Series 2019A, 4.000%, 1/01/44
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	10/20 at 100.00	AA	1,124,021
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/26 at 100.00	A+	1,196,985
	Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A+	1,100,600
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,450	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/29 at 100.00	A+	$ 1,635,455
	Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional
	Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A	1,082,600
1,000	5.250%, 8/01/32	8/24 at 100.00	A	1,139,820
32,005	Total Health Care			36,173,710
	Housing/Multifamily – 0.8% (0.5% of Total Investments)
1,250	Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident	6/29 at 100.00	AA	1,366,350
	Group – NCCU Properties LLC- North Carolina Central University, Series 2019A, 4.000%,
	6/01/44 – BAM Insured
	Long-Term Care – 2.3% (1.5% of Total Investments)
285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater	7/25 at 101.00	N/R	270,354
	Avondale Project, Series 2017, 5.375%, 1/01/38
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds,	10/25 at 101.00	N/R	1,894,595
	3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of	12/21 at 100.00	N/R	793,970
	Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32
1,080	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU	10/27 at 100.00	N/R	1,113,339
	Project, Series 2017A, 6.125%, 10/01/47, 144A
4,030	Total Long-Term Care			4,072,258
	Tax Obligation/General – 17.0% (11.0% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation	7/27 at 100.00	AA	704,461
	Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured
2,140	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 –	7/22 at 100.00	AA	2,298,510
	AGM Insured
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation	7/21 at 100.00	AA	1,040,600
	Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/28 at 100.00	Aa1	2,918,868
	Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation	7/27 at 100.00	Aa1	778,598
	Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation	7/21 at 100.00	Aa2	805,256
	Bonds, Series 2011, 5.000%, 7/01/23
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series	7/28 at 100.00	Aa3	1,838,715
	2018C, 5.000%, 7/01/36
750	Maricopa County Unified School District 69 Paradise Valley, Arizona, General Obligation	7/29 at 100.00	AAA	900,263
	Bonds, School Improvement Series 2020, 4.000%, 7/01/38
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation	7/25 at 102.00	Aa2	1,610,280
	Bonds, School Improvement Series 2018, 5.000%, 7/01/36
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation	7/27 at 100.00	AAA	1,589,861
	Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation
	Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	Aa3	1,236,470
1,000	5.000%, 7/01/36	7/27 at 100.00	Aa3	1,224,630
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017,	7/27 at 100.00	AA–	852,557
	5.000%, 7/01/36
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation	7/21 at 100.00	AA	1,432,719
	Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds,	7/24 at 100.00	AA	$ 3,349,283
	School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A	1,816,973
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School	7/27 at 100.00	AA	1,847,880
	Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation
	Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	764,336
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,228,790
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General
	Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	797,075
665	4.500%, 7/01/34	7/24 at 100.00	AA–	740,497
25,515	Total Tax Obligation/General			29,776,622
	Tax Obligation/Limited – 37.6% (24.3% of Total Investments)
100	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds,	No Opt. Call	N/R	98,321
	Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A1	2,423,236
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/36
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016,	7/26 at 100.00	AA+	1,529,125
	5.000%, 7/01/35
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	310,382
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,195,480
1,215	Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds,	7/30 at 100.00	N/R	1,248,801
	Assessment District 3, Series 2020, 4.000%, 7/01/45
130	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	100,100
	Series 2017A, 7.000%, 7/01/41, 144A (5)
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	1,294,349
	Series 2015, 5.000%, 7/15/39, 144A
1,810	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,161,339
	Series 2017, 5.000%, 7/15/42 – AGM Insured
2,445	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/27 at 100.00	AA	2,816,567
	Series 2018, 4.375%, 7/15/43 – BAM Insured
484	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/23 at 100.00	N/R	490,176
	Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38
697	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue	7/27 at 100.00	N/R	715,533
	Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General	7/27 at 100.00	AA	794,600
	Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	369,892
1,085	5.000%, 7/15/31	7/22 at 100.00	AA	1,149,655
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/26 at 100.00	AA	559,030
	Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	1,215,080
	Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured
590	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation	7/27 at 100.00	AA	714,708
	Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured
391	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment	7/27 at 100.00	N/R	393,201
	Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	7/26 at 100.00	A1	$ 682,182
	Refunding Series 2016, 4.000%, 7/15/32
1,170	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,254,322
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,636,305
	5.000%, 11/15/39
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	BB	525,876
200	5.125%, 1/01/42	1/22 at 100.00	BB	205,236
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	1,540,200
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A,	12/26 at 100.00	BB	1,372,600
	5.000%, 12/01/46
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013,	7/23 at 100.00	AA	1,600,759
	5.000%, 7/01/33
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/26 at 100.00	BBB	234,946
	Bonds, Series 2016, 5.000%, 7/15/31
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation	7/27 at 100.00	AA	456,198
	Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	311,430
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation	10/20 at 100.00	N/R	326,704
	Bonds, Series 2006, 5.350%, 7/15/31
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	12/22 at 100.00	A	2,724,550
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa	7/22 at 100.00	AA+	620,438
	Project, Series 2012, 5.000%, 7/01/38 (AMT)
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,153,490
1,600	Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/39	8/28 at 100.00	AA	1,858,032
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,550	4.550%, 7/01/40	7/28 at 100.00	N/R	1,650,719
2,040	5.000%, 7/01/58	7/28 at 100.00	N/R	2,178,108
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding
	Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	615,611
545	4.000%, 8/01/36	8/26 at 100.00	AA	617,561
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	2,168,353
	5.000%, 8/01/42
2,400	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020,	8/30 at 100.00	AA	2,813,328
	4.000%, 8/01/50
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,581,762
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,355,129
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	No Opt. Call	AAA	3,548,040
	Series 2006, 5.000%, 7/01/24
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding	7/27 at 100.00	AAA	1,640,707
	Series 2017, 5.000%, 7/01/36
1,650	Sundance Community Facilities District, City of Buckeye, Arizona, General Obligation	7/28 at 100.00	AA	2,057,385
	Bonds, Refunding Series 2018, 5.000%, 7/15/39 – BAM Insured
2,505	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	2,706,302
	5.000%, 7/01/37
180	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	187,132
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds,	7/21 at 100.00	N/R	758,273
	Series 2016, 3.250%, 7/15/25, 144A

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,240	Yavapai County Jail District, Arizona, Pledged Revenue Obligation Bonds, Series 2020,	7/29 at 100.00	AA	$ 4,817,658
	4.000%, 7/01/40 – BAM Insured
58,572	Total Tax Obligation/Limited			65,778,911
	Transportation – 6.9% (4.4% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A1	1,040,958
2,185	5.000%, 7/01/45	7/25 at 100.00	A1	2,483,209
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior
	Lien Series 2013:
1,785	5.000%, 7/01/30 (AMT)	7/23 at 100.00	Aa3	1,970,104
2,215	5.000%, 7/01/32 (AMT)	7/23 at 100.00	Aa3	2,434,285
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	Aa3	2,335,640
	Series 2017A, 5.000%, 7/01/47 (AMT)
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	Aa3	1,789,245
	Series 2018, 5.000%, 7/01/43 (AMT)
10,595	Total Transportation			12,053,441
	U.S. Guaranteed – 7.4% (4.8% of Total Investments) (6)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding	7/22 at 100.00	AA	3,776,322
	Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011,	7/21 at 100.00	AA	521,935
	5.500%, 7/01/41 (Pre-refunded 7/01/21)
545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	618,324
	2013, 5.250%, 7/01/33 (Pre-refunded 7/01/23)
720	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	N/R	844,819
	6/01/40 (Pre-refunded 6/01/24)
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	942,241
	(Pre-refunded 6/01/21)
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R	613,185
	Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)
1,705	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition, Project 2004 Series	7/21 at 100.00	AAA	1,773,456
	2011, 5.000%, 7/01/34 (Pre-refunded 7/01/21)
1,495	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	N/R	1,623,750
	5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,335	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series	7/21 at 100.00	N/R	1,399,454
	2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds,	3/21 at 100.00	BB+	856,152
	Arizona Agribusiness and Equine Center, Inc Project, Series 2011, 7.875%, 3/01/42
	(Pre-refunded 3/01/21)
12,100	Total U.S. Guaranteed			12,969,638
	Utilities – 20.2% (13.1% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,552,079
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,223,640
3,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue	10/20 at 100.00	A–	3,319,765
	Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35
8,750	Mesa, Arizona, Utility System Revenue Bonds, Series 2018, 5.000%, 7/01/42 (UB) (4)	7/28 at 100.00	Aa2	10,848,513
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/26 at 100.00	A+	846,677
	Series 2016, 5.000%, 7/01/35
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	6/25 at 100.00	AA+	1,789,530
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
$ 4,500	5.500%, 12/01/29	No Opt. Call	A3	$ 5,980,365
5,665	5.000%, 12/01/37	No Opt. Call	A3	7,756,121
2,245	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	10/20 at 100.00	N/R	2,107,314
	Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
29,260	Total Utilities			35,424,004
	Water and Sewer – 7.6% (4.9% of Total Investments)
655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds,	1/26 at 100.00	AA+	791,541
	Series 2016, 5.000%, 1/01/36
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien	7/26 at 100.00	AA	929,519
	Series 2016, 5.000%, 7/01/45 – AGM Insured
1,500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020,	7/29 at 100.00	AA	1,748,760
	4.000%, 7/01/45 – AGM Insured
665	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	779,506
	Refunding Series 2017, 5.000%, 7/01/36
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	AA	1,333,181
	2015A, 5.000%, 7/01/36 – AGM Insured
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds,	7/24 at 100.00	AA+	1,331,400
	Refunding Junior Lien Series 2014, 5.000%, 7/01/29
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien	7/24 at 100.00	AAA	2,299,140
	Series 2014A, 5.000%, 7/01/39
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding
	Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,305,488
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,141,473
	Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018:
500	5.000%, 7/01/35	7/28 at 100.00	AA+	637,420
805	5.000%, 7/01/36	7/28 at 100.00	AA+	1,023,695
11,460	Total Water and Sewer			13,321,123
$ 238,477	Total Long-Term Investments (cost $250,800,259)			271,220,132
	Floating Rate Obligations – (5.6)%			(9,755,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (50.4)% (7)			(88,228,275)
	Other Assets Less Liabilities – 1.0%			1,704,703
	Net Asset Applicable to Common Shares – 100%			$ 174,941,560

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUM	Nuveen Michigan Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 165.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 165.3% (100.0% of Total Investments)
	Consumer Staples – 4.5% (2.8% of Total Investments)
$ 6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	9/20 at 100.00	B–	$ 6,017,520
	Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	9/20 at 100.00	B2	8,697,575
	Bonds, Series 2008A, 6.875%, 6/01/42
14,650	Total Consumer Staples			14,715,095
	Education and Civic Organizations – 36.8% (22.2% of Total Investments)
315	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	331,049
	Series 2019, 5.000%, 11/01/34
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	A+	1,375,989
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	10/20 at 100.00	B	858,070
	5.250%, 11/01/36
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series	10/20 at 100.00	B–	963,175
	2005, 5.750%, 11/01/30
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,321,881
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	AA	2,703,502
7,665	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	AA	8,504,547
	AGM Insured
	Ferris State University, Michigan, General Revenue Bonds, Series 2019A:
1,000	4.000%, 10/01/39	10/29 at 100.00	A+	1,127,210
350	4.000%, 10/01/40	10/29 at 100.00	A+	393,418
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	571,395
	5.000%, 12/01/28
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,826,866
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,665,960
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A2	4,089,295
	College Project, Refunding Series 2018, 5.000%, 12/01/43
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	10/21 at 100.00	B	916,681
	Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31
225	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	10/20 at 100.00	N/R	225,223
	Montessori Academy, Series 2007, 6.500%, 12/01/37
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,597,745
4,165	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	5,159,852
3,445	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	3,611,428
	5.000%, 10/01/34
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A1	490,824
650	5.000%, 12/01/35	6/28 at 100.00	A1	792,350
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	6,126,678
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A1	979,136
	2016A, 5.000%, 7/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	$ 1,580,762
	Project, Series 2019A, 4.000%, 5/01/44
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,497,640
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,490,560
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,321,835
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,447,480
7,200	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	8,750,664
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	6,076,850
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,502,960
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,905,112
2,400	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	2,863,512
2,150	University of Michigan, General Revenue Bonds, Series 2020A, 4.000%, 4/01/45	4/30 at 100.00	AAA	2,574,604
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,119,358
2,810	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/35	11/29 at 100.00	Aa3	3,534,418
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011,	11/21 at 100.00	Aa3	553,733
	5.000%, 11/15/31
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	861,488
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,842,238
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	Aa3	1,770,405
850	5.000%, 11/15/45	5/25 at 100.00	Aa3	998,954
3,335	Western Michigan University, General Revenue Bonds, Refunding Series 2019A,	11/29 at 100.00	Aa3	4,030,914
	5.000%, 11/15/49
103,095	Total Education and Civic Organizations			119,355,761
	Health Care – 20.2% (12.2% of Total Investments)
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,369,463
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,830,050
	Series 2019A-2, 4.000%, 8/01/49
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	BBB	2,139,260
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	AA	4,121,680
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	AA	2,109,804
1,995	5.000%, 7/01/39	7/28 at 100.00	AA	2,426,638
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	2,020,763
	Refunding Series 2015A, 5.000%, 8/01/32
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+	5,387,913
	Refunding Series 2014, 5.000%, 6/01/39
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,328,030
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A	6,784,049
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	3,186,510
	2012, 5.000%, 11/15/42
4,925	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	5,753,976
	Refunding Series 2016MI, 5.000%, 12/01/45

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	$ 2,351,934
	Refunding Series 2017MI, 5.000%, 12/01/30
1,800	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	2,053,026
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A+	1,089,580
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,085,660
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	3,987,450
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,103,900
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	5,973,145
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	615,623
	2019A-1, 4.000%, 8/01/44
58,750	Total Health Care			65,718,454
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,830,037
	5.000%, 10/01/35
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,785,789
	4.625%, 10/01/41
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA	1,031,240
	4.000%, 10/01/42
4,550	Total Housing/Multifamily			4,647,066
	Tax Obligation/General – 34.3% (20.8% of Total Investments)
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa2	984,614
	School Building & Site Series 2015, 5.000%, 5/01/24
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,123,010
	5.000%, 5/01/28
1,000	Boyne City Public School District, Charlevoix and Antrim Counties, Michigan, General	5/30 at 100.00	AA	1,180,290
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/39 – AGM Insured
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	5,323,243
	Building & Site Series 2017I, 5.000%, 5/01/47
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA	1,018,920
500	4.000%, 5/01/33	5/21 at 100.00	AA	509,195
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,304,365
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
	Genesee County, Michigan, Sewage Disposal System Revenue Bonds, Interceptors & Treatment
	Facilties, Series 2020A:
200	4.000%, 6/01/36 – BAM Insured	6/29 at 100.00	AA	235,466
200	4.000%, 6/01/37 – BAM Insured	6/29 at 100.00	AA	234,630
200	4.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	233,896
200	4.000%, 6/01/39 – BAM Insured	6/29 at 100.00	AA	233,212
220	4.000%, 6/01/40 – BAM Insured	6/29 at 100.00	AA	255,834
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	8,608,436
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,844,120
100	0.000%, 12/01/27	No Opt. Call	AAA	92,979
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,829,642

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds,
	Refunding Series 2011:
$ 560	5.000%, 10/01/28	10/21 at 100.00	AA	$ 587,300
500	5.000%, 10/01/30	10/21 at 100.00	AA	524,040
500	5.000%, 10/01/31	10/21 at 100.00	AA	523,875
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	5,162,563
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,203,170
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,281,360
1,100	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,385,989
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	AA	2,316,958
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,574,153
	5.000%, 5/01/30
1,675	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series	4/27 at 100.00	AA+	2,126,463
	2017, 5.000%, 4/01/30
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,250,020
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,787,826
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,971,779
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	2,065,272
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,200,675
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	4,037,562
	5.000%, 1/01/31
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,142,470
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,164,983
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,528,938
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,650,978
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Unlimited
	Tax, Series 2019:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,674,495
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,259,070
1,500	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,851,960
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	Aa1	4,239,400
	5.000%, 12/01/22
7,500	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School	5/30 at 100.00	AA	9,489,225
	Building & Site Series 2020I, 5.000%, 5/01/50, (WI/DD, Settling 9/09/20)
1,000	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	1,064,830
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,307,117
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,633,595
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	2,087,591

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Port Huron, Michigan, General Obligation Bonds, Limited Tax Refunding & Capital
	Improvement Series 2011:
$ 1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	$ 1,663,156
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	673,350
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	556,134
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	841,336
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA+	1,858,493
	Series 2018, 5.000%, 4/01/43
1,435	South Haven Public Schools, Van Buren Couty, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,653,063
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	665,742
	Series 2015, 5.000%, 5/01/26
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	Aa2	780,388
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1	1,810,112
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,523,340
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
2,500	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/30 at 100.00	Aa1	3,200,675
	Bonds, School Building & Site Series 2020, 5.000%, 5/01/45, (WI/DD, Settling 9/01/20)
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	AA	3,154,542
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
875	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	991,953
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
96,870	Total Tax Obligation/General			111,477,793
	Tax Obligation/Limited – 22.7% (13.7% of Total Investments)
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,925,844
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,346,366
	Bonds, Series 2013A, 5.950%, 2/01/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,283,300
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,367,180
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,631,453
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	Aa2	2,096,252
	2013-I-A, 5.000%, 10/15/29
4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	4,774,600
	2015-I, 5.000%, 4/15/38
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,984,750
	2016-I, 5.000%, 10/15/46
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	AA+	2,301,019
	5.000%, 11/15/29
15,330	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%,	11/30 at 100.00	AA+	18,042,490
	11/15/45 (UB), (WI/DD, Settling 9/10/20)
	Michigan State, Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,162,953
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,845,988
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,692,440
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,201,540
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,075,848

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 5,281	4.500%, 7/01/34	7/25 at 100.00	N/R	$ 5,589,305
3,730	4.550%, 7/01/40	7/28 at 100.00	N/R	3,972,375
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,459,023
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
65,216	Total Tax Obligation/Limited			73,752,726
	Transportation – 5.0% (3.0% of Total Investments)
5,110	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,877,726
	4.000%, 1/01/44
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A1	4,753,170
	Refunding Series 2011A, 5.000%, 12/01/21 (AMT)
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A1	1,191,990
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	AA	4,327,560
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
14,610	Total Transportation			16,150,446
	U.S. Guaranteed – 11.1% (6.7% of Total Investments) (5)
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	5,862,395
2,000	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	AA	2,131,780
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option
	Bond Trust 2016-XF0394:
1,110	18.025%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA–	1,288,288
1,700	18.025%, 7/01/37 (Pre-refunded 7/01/21), 144A (IF) (4)	7/21 at 100.00	AA–	1,973,054
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R	5,962,576
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
75	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	N/R	94,388
	Refunding Series 2016MI, 5.000%, 12/01/45 (Pre-refunded 6/01/26)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
35	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	37,055
9,615	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA–	10,192,092
1,135	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	1,248,057
	5.000%, 10/01/32 (Pre-refunded 10/01/22)
2,450	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing	12/20 at 101.00	N/R	2,504,782
	Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Pre-refunded
	12/01/20) (AMT)
390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	10/20 at 100.00	AAA	391,533
	2010, 5.000%, 10/01/26 (Pre-refunded 10/01/20)
1,755	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St John’s	10/20 at 100.00	N/R	1,897,471
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	1,083,120
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds,	5/21 at 100.00	AA	1,517,657
	Refunding Series 2011, 4.500%, 5/01/31 (Pre-refunded 5/01/21) – AGM Insured
33,745	Total U.S. Guaranteed			36,184,248
	Utilities – 12.0% (7.2% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	2,853,125
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,248,820
6,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	8,437,357
	5.000%, 7/01/48

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
$ 75	5.000%, 7/01/32	7/26 at 100.00	AA–	$ 91,117
500	5.000%, 7/01/33	7/26 at 100.00	AA–	604,465
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	1,995,912
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,736,523
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding
	Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	1,786,294
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,019,532
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,212,417
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	294,304
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison	No Opt. Call	Aa3	3,797,321
	Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	605,430
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/36, 144A
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	3,165,777
	BAM Insured
35,500	Total Utilities			38,848,394
	Water and Sewer – 17.3% (10.5% of Total Investments)
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	10/20 at 100.00	AA	15,058
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	2,056,082
	2018, 5.000%, 4/01/43 – AGM Insured
1,690	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	1,942,114
	4.000%, 10/01/44
	Grand Rapids, Kent County, Michigan, Sanitary Sewer System Revenue Bonds, Improvement &
	Refunding Series 2020:
2,000	5.000%, 1/01/45	1/30 at 100.00	AA	2,555,920
1,000	4.000%, 1/01/50	1/30 at 100.00	AA	1,170,930
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	AA	1,144,720
1,000	5.000%, 1/01/33	1/24 at 100.00	AA	1,143,650
1,000	5.000%, 1/01/34	1/24 at 100.00	AA	1,142,940
1,855	5.000%, 1/01/44	1/24 at 100.00	AA	2,110,267
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	AA	3,070,250
1,055	5.000%, 1/01/48	1/28 at 100.00	AA	1,287,216
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2020:
2,400	5.000%, 1/01/40 (UB) (4)	1/30 at 100.00	AA	3,107,232
1,870	5.000%, 1/01/45 (UB) (4)	1/30 at 100.00	AA	2,389,785
3,000	5.000%, 1/01/50 (UB) (4)	1/30 at 100.00	AA	3,811,080
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A+	1,222,432
	Second Lien Series 2016C, 5.000%, 7/01/32
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	AA–	7,572,500
	Series 2016C, 5.000%, 7/01/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
$ 4,665	5.000%, 7/01/34	7/25 at 100.00	A+	$ 5,482,541
1,070	5.000%, 7/01/35	7/25 at 100.00	A+	1,255,324
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,702,530
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,379,356
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,149,523
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,521,952
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series	10/20 at 100.00	AAA	90,344
	2004, 5.000%, 10/01/23
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	525,330
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,582,545
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,661,377
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
47,450	Total Water and Sewer			56,092,998
$ 474,436	Total Long-Term Investments (cost $499,260,728)			536,942,981
	Floating Rate Obligations – (9.3)%			(30,340,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (53.2)% (6)			(172,883,943)
	Other Assets Less Liabilities – (2.8)%			(8,868,838)
	Net Asset Applicable to Common Shares – 100%			$ 324,850,200

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.3% (99.7% of Total Investments)
	Consumer Discretionary – 0.8% (0.5% of Total Investments)
$ 2,680	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	$ 2,576,338
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
	Consumer Staples – 4.6% (3.0% of Total Investments)
20,605	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	2,994,319
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,025	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,133,865
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
9,595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	10,554,500
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
31,225	Total Consumer Staples			14,682,684
	Education and Civic Organizations – 12.0% (7.9% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds,
	Refunding Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,608,399
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,473,600
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	618,615
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	135,879
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,046,612
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	5,118,181
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,731,975
2,585	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	3,086,206
1,125	Miami University of Ohio, General Receipts Bonds, Refunding Series 2020A, 4.000%, 9/01/45	9/30 at 100.00	AA	1,314,653
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	505,546
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,051,600
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University
	Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	128,462
590	5.000%, 11/01/32	5/22 at 100.00	AA	627,288
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/22 at 100.00	A+	5,321,300
	Refunding Series 2013, 5.000%, 12/01/43
1,000	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Series	No Opt. Call	Aa1	1,372,640
	2020A, 5.000%, 12/01/29
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	1,046,950
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
1,000	University of Cincinnati, Ohio, General Receipts Bonds, Green Bond Series 2014C,	12/24 at 100.00	AA–	1,138,790
	5.000%, 6/01/41
3,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	3,709,479
1,375	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,575,035
	Project, Series 2019A, 4.000%, 5/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
$ 1,555	5.000%, 12/15/29	12/26 at 100.00	A+	$ 1,886,231
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	2,016,174
33,650	Total Education and Civic Organizations			38,513,615
	Health Care – 14.4% (9.6% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	AA–	3,244,050
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated
	Group Project, Refunding & Improvement Series 2017:
2,250	5.000%, 12/01/37	12/27 at 100.00	A–	2,671,807
1,000	5.000%, 12/01/47	12/27 at 100.00	A–	1,166,020
2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	3,369,463
	Group, Series 2019A, 4.000%, 11/15/43
1,660	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	1,830,050
	Series 2019A-2, 4.000%, 8/01/49
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	2,498,304
	Project, Series 2013, 5.000%, 6/15/43
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	2,074,305
	5.000%, 12/01/47
200	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2019A,	12/29 at 100.00	AA–	227,936
	4.000%, 12/01/49
300	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	10/20 at 100.00	A–	300,891
	Refunding Series 2008C, 6.000%, 8/15/43
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	854,924
	Center Project, Refunding Series 2011, 5.250%, 8/01/41
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	BB+	6,333,754
	Obligated Group Project, Series 2013, 5.000%, 2/15/44
4,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	5,103,900
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
1,520	5.250%, 11/15/40 – AGM Insured	10/20 at 100.00	AA	1,523,891
555	5.750%, 11/15/40 – AGM Insured	10/20 at 100.00	AA	556,643
2,090	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group,	1/28 at 100.00	AA	2,614,883
	Refunding Series 2017A, 5.000%, 1/01/33
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc,
	Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,087,760
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,170,840
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	615,623
	2019A-1, 4.000%, 8/01/44
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood
	County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba3	2,717,579
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba3	5,574,136
46,810	Total Health Care			46,536,759

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.1% (0.7% of Total Investments)
$ 115	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds,	10/20 at 100.00	Aaa	$ 115,439
	Agler Project, Series 2002A, 5.550%, 5/20/22 (AMT)
3,265	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower	10/20 at 100.00	Aa1	3,272,118
	Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)
3,380	Total Housing/Multifamily			3,387,557
	Industrials – 1.2% (0.8% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation	No Opt. Call	A3	3,741,013
	Inc, Series 1992, 6.450%, 12/15/21
	Tax Obligation/General – 16.3% (10.8% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds,	11/27 at 100.00	AA	3,023,800
	School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54
1,050	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 12/01/43	6/28 at 100.00	AA+	1,304,132
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds,
	Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA	3,987,224
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	5,275,774
2,250	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	2,999,857
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,096,650
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,213,330
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,983,964
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General
	Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,474,162
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,798,997
1,005	Grandview Heights City School District, Franklin County, Ohio, General Obligation Bonds,	6/29 at 100.00	AA+	1,254,702
	School Facilities Construction & Improvement Series 2019, 5.000%, 12/01/53
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa1	2,149,978
	2011, 0.000%, 12/01/21
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	6,189,570
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series	No Opt. Call	Aa3	1,582,900
	2006, 5.500%, 12/01/24 – AMBAC Insured
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,223,450
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,606,662
4,000	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation	1/28 at 100.00	Aa2	4,440,120
	Bonds, School Improvement Series 2018A, 4.000%, 1/15/55
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	AA	2,108,220
	Bonds, Refunding Series 2007, 5.250%, 12/01/32
4,000	Sycamore Community School District, Hamilton County, Ohio, General Obligation Bonds,	6/29 at 100.00	AAA	4,672,320
	School Improvement Series 2020, 4.000%, 12/01/45
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds,	12/27 at 100.00	AAA	1,228,280
	School Facilities & Improvement Series 2018A, 5.000%, 12/01/48
45,595	Total Tax Obligation/General			52,614,092
	Tax Obligation/Limited – 31.2% (20.7% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,575,325
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,248,480

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding
	Series 2017A-2:
$ 435	5.000%, 10/01/30	10/27 at 100.00	AA	$ 545,468
700	5.000%, 10/01/33	10/27 at 100.00	AA	862,120
1,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	No Opt. Call	N/R	1,031,390
	Easton Project, Series 2020, 5.000%, 6/01/28, 144A
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention	12/20 at 100.00	AA	6,820,133
	Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,129,013
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,656,583
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,170,270
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,105,480
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,286,067
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/24 at 100.00	Aa1	11,770,331
	Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014,
	5.000%, 12/01/35
2,500	Franklin County Convention Facilities Authority, Ohio, Lease Appropriation Bonds,	12/29 at 100.00	AA	3,008,125
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/46
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,120	5.000%, 6/01/36	6/28 at 100.00	AAA	2,701,707
1,155	5.000%, 6/01/37	6/28 at 100.00	AAA	1,467,312
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	8,135,010
5,535	5.000%, 6/01/48	6/28 at 100.00	AAA	6,888,418
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital	12/25 at 100.00	AA+	1,201,370
	Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA	4,869,486
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,227,200
6,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	6,902,880
	2019-I, 4.000%, 10/15/49
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,	10/22 at 100.00	Aa3	1,094,010
	Series 2012C, 5.000%, 10/01/24
2,000	Ohio State, Capital Facilities Lease Appropriation Bonds, Juvenile Correctional Building	4/29 at 100.00	AA	2,550,600
	Fund Projects, Series 2019A, 5.000%, 4/01/37
1,250	Pickaway County, Ohio, Sales Tax Special Obligation Bonds, Series 2019, 5.000%, 12/01/48	12/28 at 100.00	AA	1,517,325
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community	12/25 at 100.00	AA	2,070,828
	Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured
400	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development	12/28 at 100.00	N/R	413,076
	TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50
1,000	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment	11/30 at 100.00	N/R	899,030
	Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood,
	Senior Lien Series 2019A, 5.000%, 11/01/51
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
6,450	4.500%, 7/01/34	7/25 at 100.00	N/R	6,826,551
3,580	4.550%, 7/01/40	7/28 at 100.00	N/R	3,812,629
1,780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,895,664
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of
	Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,817,626
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,323,648

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 765	Vermilion Local School District, Erie and Lorain Counties, Ohio, Certificates of	12/20 at 100.00	Aa3	$ 774,111
	Participation, School Facilities Project, Series 2012, 5.000%, 12/01/24
2,450	Westerville City School District, Franklin and Delaware Counties, Ohio, Certificates of	12/27 at 100.00	Aa2	3,014,774
	Participation, School Facilities Project, Series 2018, 5.000%, 12/01/39
89,320	Total Tax Obligation/Limited			100,612,040
	Transportation – 16.9% (11.2% of Total Investments)
	Dayton, Ohio, Airport Revenue Bonds, James M Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	958,178
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	557,415
6,835	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	7,861,890
	4.000%, 1/01/44
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth
	Bypass Project, Series 2015:
2,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	2,873,300
3,000	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,422,550
4,250	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A3	4,746,698
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	2,233,557
	Series 2013A-1, 5.250%, 2/15/39
15,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	Aa3	17,919,450
	Series 2018A, 5.000%, 2/15/46 (UB) (4)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien,
	Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	3,424,250
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	7,467,857
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	3,105,350
56,255	Total Transportation			54,570,495
	U.S. Guaranteed – 37.5% (24.9% of Total Investments) (5)
2,335	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%,	11/20 at 100.00	A	2,355,384
	11/01/40 (Pre-refunded 11/01/20)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	118,841
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	264,691
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	172,859
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,738,408
875	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A,	12/20 at 100.00	AA	885,526
	5.000%, 12/01/32 (Pre-refunded 12/01/20)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,639,163
	(Pre-refunded 12/01/21)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	10,325,280
	(Pre-refunded 12/01/26)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	A	2,287,643
1,500	5.000%, 1/01/31 (Pre-refunded 1/01/22) – AGM Insured	1/22 at 100.00	AA	1,596,030
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,507,871
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,742,938
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,834,672

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate
	Lien Series 2015A-2:
$ 2,705	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	$ 3,083,781
8,045	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	9,198,170
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series	11/23 at 100.00	AA	3,452,190
	2014A-1, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,165,281
	(Pre-refunded 1/01/22)
190	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds,	No Opt. Call	Aa2	193,333
	Series 1993G, 5.500%, 1/01/21 – NPFG Insured (ETM)
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	A1	1,203,988
	Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	264,345
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option	11/21 at 100.00	AA+	4,994,125
	Bond Trust 2016-XL0004, 5.000%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (4)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital
	Improvement Bonds, Refunding Series 2012:
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	807,979
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+	636,012
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	591,991
1,355	5.250%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,445,311
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center,	6/21 at 100.00	A+	3,368,835
	Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	AA+	23,009,085
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB	4,239,100
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	785,929
	Construction & Improvement Series 2012, 5.000%, 12/01/36 (Pre-refunded 6/01/22)
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds,
	Refunding & Improvement Series 2014:
2,950	5.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	3,534,100
1,400	5.000%, 11/15/44 (Pre-refunded 11/15/24)	11/24 at 100.00	AA+	1,677,200
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series	5/23 at 100.00	AA+	2,255,740
	2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)
1,100	Ohio Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	AA	1,169,663
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (Pre-refunded 1/01/22)
10,915	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	12,182,013
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,106,370
	(Pre-refunded 12/01/22)
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban	6/22 at 100.00	Aa3	5,420,200
	Redevelopment, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
450	South-Western City School District, Franklin and Pickaway Counties, Ohio, General	6/22 at 100.00	AA	487,818
	Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
	(Pre-refunded 6/01/22)
108,110	Total U.S. Guaranteed			120,741,865

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 5.5% (3.7% of Total Investments)
$ 1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	2/24 at 100.00	A1	$ 1,671,285
	Series 2015A, 5.000%, 2/15/42
1,430	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds,	2/26 at 100.00	A1	1,677,705
	Refunding Series 2016A, 5.000%, 2/15/41
1,660	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds,	2/29 at 100.00	A	2,050,731
	Green Bonds Series 2019A, 5.000%, 2/15/44
1,815	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 –	No Opt. Call	A–	1,401,144
	NPFG Insured
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,789,260
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	5,496,556
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,619,676
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,500
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	839,885
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
1,000	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	1,200,260
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/39, 144A
21,405	Total Utilities			17,749,002
	Water and Sewer – 8.8% (5.9% of Total Investments)
3,380	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	3,884,229
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 –	12/20 at 100.00	A2	2,040,329
	AGM Insured
3,225	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019,	12/29 at 100.00	AAA	4,175,891
	5.000%, 6/01/44
2,290	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,523,626
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	935,956
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	690,553
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,225,543
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	792,092
10,000	Toledo, Ohio, Water System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,	11/26 at 100.00	AA–	12,123,300
	11/15/41 (UB) (4)
24,115	Total Water and Sewer			28,391,519
$ 462,040	Total Municipal Bonds (cost $440,008,476)			484,116,979

Shares	Description (1)	Value
	COMMON STOCKS – 0.4% (0.3% of Total Investments)
	Electric Utilities – 0.4% (0.3% of Total Investments)
64,677	Energy Harbor Corp (7), (8)	$ 1,245,032
	Total Common Stocks (cost $1,843,715)	1,245,032
	Total Long-Term Investments (cost $441,852,191)	485,362,011
	Floating Rate Obligations – (6.2)%	(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (45.9)% (9)	(147,774,316)
	Other Assets Less Liabilities – 1.4%	4,536,664
	Net Asset Applicable to Common Shares – 100%	$ 322,124,359

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(8)
Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.

(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.4%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2020 (Unaudited)

	NAZ	NUM	NUO
Assets
Long-term investments, at value (cost $250,800,259, $499,260,728,
and $441,852,191, respectively)	$271,220,132	$536,942,981	$485,362,011
Cash	151,414	5,092,338	926,014
Receivable for interest	2,408,391	6,144,629	4,733,644
Other assets	3,070	62,995	30,555
Total assets	273,783,007	548,242,943	491,052,224
Liabilities
Floating rate obligations	9,755,000	30,340,000	20,000,000
Payable for:
Dividends	531,194	935,565	755,349
Interest	25,770	111,757	39,449
Investments purchased - regular settlement	98,000	—	—
Investments purchased - when-issued/delayed-delivery settlement	—	18,718,977	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred
offering costs (liquidation preference $88,300,000, and $173,000,000, respectively)	88,228,275	172,883,943	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $-, $-, and $148,000,000 respectively)	—	—	147,774,316
Accrued expenses:
Management fees	143,053	254,681	249,954
Trustees fees	3,272	65,377	32,047
Other	56,883	82,443	76,750
Total liabilities	98,841,447	223,392,743	168,927,865
Net assets applicable to common shares	$174,941,560	$324,850,200	$322,124,359
Common shares outstanding	11,571,158	20,226,887	18,316,955
Net asset value (“NAV”) per common share outstanding	$15.12	$16.06	$17.59

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$115,712	$202,269	$183,170
Paid-in-surplus	156,308,288	287,659,855	278,261,146
Total distributable earnings	18,517,560	36,988,076	43,680,043
Net assets applicable to common shares	$174,941,560	$324,850,200	$322,124,359
Authorized Shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2020 (Unaudited)

	NAZ	NUM	NUO
Investment Income	$5,095,040	$9,161,997	$8,332,858
Expenses
Management fees	832,426	1,490,073	1,458,034
Interest expense and amortization of offering costs	748,442	1,427,396	1,404,070
Custodian fees	17,129	24,326	23,223
Trustees fees	3,922	7,503	7,060
Professional fees	17,221	21,508	24,585
Shareholder reporting expenses	10,148	17,795	22,281
Shareholder servicing agent fees	7,419	12,222	8,809
Stock exchange listing fees	3,296	3,296	3,296
Investor relations expenses	7,416	13,695	12,952
Other	15,596	21,123	35,429
Total expenses	1,663,015	3,038,937	2,999,739
Net investment income (loss)	3,432,025	6,123,060	5,333,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(204,502)	145,086	101,677
Change in net unrealized appreciation (depreciation) of investments	(5,140,550)	(6,717,665)	(4,760,603)
Net realized and unrealized gain (loss)	(5,345,052)	(6,572,579)	(4,658,926)
Net increase (decrease) in net assets applicable to
common shares from operations	$(1,913,027)	$(449,519)	$674,193

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NAZ		NUM
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/20	2/29/20	8/31/20	2/29/20
Operations
Net investment income (loss)	$3,432,024	$6,464,341	$6,123,060	$11,306,653
Net realized gain (loss) from investments	(204,501)	524,499	145,086	1,186,029
Change in net unrealized appreciation (depreciation) of investments	(5,140,550)	14,956,580	(6,717,665)	23,567,577
Net increase (decrease) in net assets applicable
to common shares from operations	(1,913,027)	21,945,420	(449,519)	36,060,259
Distributions to Common Shareholders
Dividends	(3,169,340)	(6,001,960)	(5,703,982)	(10,801,157)
Decrease in net assets applicable to common
shares from distributions	(3,169,340)	(6,001,960)	(5,703,982)	(10,801,157)
Net increase (decrease) in net assets applicable to
common shares	(5,082,367)	15,943,460	(6,153,501)	25,259,102
Net assets applicable to common shares at the
beginning of period	180,023,927	164,080,467	331,003,701	305,744,599
Net assets applicable to common shares at
the end of period	$174,941,560	$180,023,927	$324,850,200	$331,003,701

See accompanying notes to financial statements.

	NUO
	Six Months	Year
	Ended	Ended
	8/31/20	2/29/20
Operations
Net investment income (loss)	$5,333,117	$8,418,469
Net realized gain (loss) from investments	101,679	2,511,885
Change in net unrealized appreciation (depreciation) of investments	(4,760,603)	28,274,554
Net increase (decrease) in net assets applicable
to common shares from operations	674,193	39,204,908
Distributions to Common Shareholders
Dividends	(4,835,676)	(10,693,438)
Decrease in net assets applicable to common
shares from distributions	(4,835,676)	(10,693,438)
Net increase (decrease) in net assets applicable to
common shares	(4,161,483)	28,511,470
Net assets applicable to common shares at the
beginning of period	326,285,842	297,774,372
Net assets applicable to common shares at
the end of period	$322,124,359	$326,285,842

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2020 (Unaudited)

	NAZ	NUM	NUO
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,913,027)	$(449,519)	$674,193
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,781,057)	(50,566,746)	(20,890,561)
Proceeds from sales and maturities of investments	20,958,979	15,771,497	12,795,720
Taxes paid	—	(5,365)	(13,392)
Amortization (Accretion) of premiums and discounts, net	980,822	1,804,067	1,293,568
Amortization of deferred offering costs	4,381	7,088	4,942
(Increase) Decrease in:
Receivable for interest	(3,475)	(6,367)	(140,733)
Receivable for investments sold	—	—	13,361,252
Other assets	(2,969)	(1,852)	578
Increase (Decrease) in:
Payable for interest	(4,607)	25,368	(7,564)
Payable for investments purchased – regular settlement	98,000	—	(7,101,791)
Payable for investments purchased – when-issued/delayed-delivery settlement	(886,845)	18,718,977	—
Accrued management fees	9,738	18,568	19,290
Accrued Trustees fees	2,361	2,713	3,579
Accrued other expenses	(4,835)	2,061	13,558
Net realized (gain) loss from Investments	204,502	(145,086)	(101,677)
Change in net unrealized appreciation (depreciation) of Investments	5,140,550	6,717,665	4,760,603
Net cash provided by (used in) operating activities	2,802,518	(8,106,931)	4,671,565
Cash Flows from Financing Activities:
Proceeds from floating rate obligations	—	18,075,000	—
Cash distributions paid to common shareholders	(3,128,989)	(5,620,662)	(4,833,211)
Net cash provided by (used in) financing activities	(3,128,989)	12,454,338	(4,833,211)
Net Increase (Decrease) in Cash	(326,471)	4,347,407	(161,646)
Cash at the beginning of period	477,885	744,931	1,087,660
Cash at the end of period	$151,414	$5,092,338	$926,014

Supplemental Disclosure of Cash Flow Information	NAZ	NUM	NUO
Cash paid for interest (excluding amortization of offering costs)	$748,668	$1,394,941	$1,406,692

See accompanying notes to financial statements.

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Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains		Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering		Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28-2/29:
2021(e)	$15.56	$0.30	$(0.47)	$(0.17)	$(0.27)	$—		$(0.27)	$—	$—		$—		$15.12	$14.55
2020	14.18	0.56	1.34	1.90	(0.52)	—		(0.52)	—	—		—		15.56	13.89
2019	14.11	0.52	0.04	0.56	(0.52)	—		(0.52)	0.01	—		0.02		14.18	12.46
2018	14.26	0.63	(0.13)	0.50	(0.64)	—		(0.64)	(0.01)	—	*	—		14.11	13.69
2017	15.01	0.68	(0.68)	(0.00)	(0.75)	—		(0.75)	—	—		—		14.26	14.22
2016	15.02	0.76	0.03	0.79	(0.80)	—		(0.80)	—	—		—		15.01	15.74

NUM
Year Ended 2/28-2/29:
2021(e)	16.36	0.30	(0.32)	(0.02)	(0.28)	—		(0.28)	—	—		—		16.06	14.07
2020	15.12	0.56	1.21	1.77	(0.53)	—		(0.53)	—	—		—		16.36	14.20
2019	14.96	0.55	0.07	0.62	(0.53)	—		(0.53)	—	—		0.07		15.12	12.99
2018	15.10	0.61	(0.12)	0.49	(0.63)	—		(0.63)	—	—		—	*	14.96	12.84
2017	15.93	0.68	(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—	—		—		15.10	13.50
2016	15.80	0.76	0.15	0.91	(0.78)	—	*	(0.78)	—	—		—	*	15.93	14.01

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.00)%	6.91%	$174,942	1.93	%**	3.99	%**	8%
13.60	15.89	180,024	2.32		3.76		6
4.29	(5.09)	164,080	2.61		3.73		11
3.44	0.69	165,024	2.03		4.35		19
(0.07)	(5.03)	165,141	1.91		4.54		13
5.45	15.59	173,767	1.51		5.12		9

(0.07)%	1.14%	324,850	1.89	**	3.80	**	3
11.92	13.59	331,004	2.29		3.56		14
4.75	5.54	305,745	2.46		3.67		13
3.19	(0.39)	310,917	2.07		3.98		8
(0.40)	1.74	314,297	1.88		4.34		20
5.97	7.15	331,466	1.52		4.85		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAZ		NUM
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021(e)	0.87%**	2021(e)	0.89%**
2020	1.25	2020	1.28
2019	1.39	2019	1.43
2018	0.95	2018	1.06
2017	0.87	2017	0.88
2016	0.49	2016	0.52

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount per Share Repur- chased and Retired	Ending NAV	Ending Share Price
NUO
Year Ended 2/28-2/29:
2021(e)	$17.81	$0.29	$(0.25)	$0.04	$(0.26)	$—	$(0.26)	$—	$17.59	$15.25
2020	16.26	0.46	1.67	2.13	(0.52)	(0.06)	(0.58)	—	17.81	15.41
2019	16.12	0.55	0.15	0.70	(0.56)	(0.03)	(0.59)	0.03	16.26	14.24
2018	16.34	0.68	(0.19)	0.49	(0.71)	—	(0.71)	—	16.12	14.14
2017	17.16	0.74	(0.81)	(0.07)	(0.75)	—	(0.75)	—	16.34	14.97
2016	17.01	0.81	0.17	0.98	(0.83)	—	(0.83)	—	17.16	15.44

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.23%	0.72%	$322,124	1.88	%*	3.35	%*	3%
13.39	12.40	326,286	2.34		2.70		15
4.65	5.14	297,774	2.35		3.44		12
2.98	(0.93)	298,629	1.94		4.10		16
(0.49)	1.67	302,690	1.79		4.35		8
5.95	5.96	317,856	1.58		4.83		10

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NUO
Year Ended 2/28–2/29:
2021(e)	0.88%*
2020	1.20
2019	1.28
2018	0.90
2017	0.77
2016	0.55

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended August 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NAZ
Year Ended 2/28-2/29:
2021(a)	$88,300	$298,122	$—	$—	$—	$—
2020	88,300	303,878	—	—	—	—
2019	88,300	285,822	—	—	—	—
2018	—	—	88,300	286,891	—	—
2017	—	—	88,300	287,022	—	—
2016	—	—	79,000	319,959	—	—

NUM
Year Ended 2/28-2/29:
2021(a)	173,000	287,775	—	—	—	—
2020	173,000	291,332	—	—	—	—
2019	173,000	276,731	—	—	—	—
2018	—	—	173,000	279,721	—	—
2017	—	—	173,000	281,675	—	—
2016	—	—	159,000	308,469	—	—

NUO
Year Ended 2/28-2/29:
2021(a)	—	—	—	—	148,000	317,652
2020	—	—	—	—	148,000	320,463
2019	—	—	—	—	148,000	301,199
2018	—	—	—	—	148,000	301,776
2017	—	—	—	—	148,000	304,520
2016	—	—	—	—	148,000	314,768

(a)	For the six months ended August 31, 2020.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Arizona Quality Municipal Income Fund (NAZ)
•	Nuveen Michigan Quality Municipal Income Fund (NUM)
•	Nuveen Ohio Quality Municipal Income Fund (NUO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively).
The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of NUM (the “Target Fund”) into Nuveen AMT-Free Quality Municipal Income Fund (NEA) (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings. If shareholders approve the Merger, the Target Fund shareholders will receive a cash distribution prior to the closing of the Merger of approximately 10% of net asset value (“NAV”) per share.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”)

Notes to Financial Statements (Unaudited) (continued)
Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$271,220,132	$—	$271,220,132
NUM
Long-Term Investments*:
Municipal Bonds	$—	$536,942,981	$—	$536,942,981

Notes to Financial Statements (Unaudited) (continued)

NUO	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$484,116,979		$—	$484,116,979
Common Stocks	—	1,245,032	**	—	1,245,032
Total	$—	$485,362,011		$—	$485,362,011

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstandings	NAZ	NUM	NUO
Floating rate obligations: self-deposited Inverse Floaters	$9,755,000	$30,340,000	$20,000,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	8,430,000	4,480,000
Total	$16,470,000	$38,770,000	$24,480,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO
Average floating rate obligations outstanding	$9,755,000	$14,414,022	$20,000,000
Average annual interest rate and fees	1.25%	1.15%	1.24%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$9,755,000	$30,340,000	$12,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	8,430,000	4,480,000
Total	$9,755,000	$38,770,000	$16,480,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to Financial Statements (Unaudited) (continued)
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO
Purchases	$21,781,057	$50,566,746	$20,890,561
Sales and maturities	20,958,979	15,771,497	12,795,720

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal period.
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	Net of Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAZ	2028	883	$ 88,300,000	$ 88,228,275
NUM	2028	1,730	$173,000,000	$172,883,943

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAZ	540-day	2028	December 1, 2028*	February 13, 2019
NUM	540-day	2028	December 1, 2028*	December 13, 2019

*  Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAZ	NUM
Average liquidation preference of AMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	1.53%	1.53%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

				Liquidation Preference,
		Shares	Remarketing	net of deferred	Liquidation
Fund	Series	Outstanding	Fees*	offering costs	Preference	Maturity
NUO	1	1,480	N/A	$147,774,316	$148,000,000	September 1, 2043

*  Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

Notes to Financial Statements (Unaudited) (continued)
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.
NUO designated a special rate period until November 9, 2022, for its Series 1 VRDP Shares. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	1.71%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2020.

	NAZ	NUM	NUO
Tax cost of investments	$240,855,897	$468,580,990	$421,765,017
Gross unrealized:
Appreciation	$20,975,887	$38,403,747	$44,471,298
Depreciation	(366,665)	(380,909)	(874,344)
Net unrealized appreciation (depreciation) of investments	$20,609,222	$38,022,838	$43,596,954

Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ last tax year end, were as follows:

	NAZ	NUM	NUO
Undistributed net tax-exempt income[1]	$611,894	$644,295	$—
Undistributed net ordinary income[2]	798	—	—
Undistributed net long-term capital gains	—	—	241,695

1  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, paid on March 2, 2020.
2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

	NAZ	NUM	NUO
Distributions from net tax-exempt income	$8,083,529	$14,949,195	$12,939,050
Distributions from net ordinary income[2]	8,995	—	29,235
Distributions from net long-term capital gains	—	—	1,100,898

2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 29, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NUM
Not subject to expiration:
Short-term	$1,179,768	$1,132,576
Long-term	1,069,853	199,890
Total	$2,249,621	$1,332,466

During the Funds’ last tax year ended February 29, 2020, the Funds utilized capital loss carryforwards as follows:

	NAZ	NUM	NUO
Utilized capital loss carryforwards	$538,711	$1,203,396	$135,294

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2020, the complex-level fee for each Fund was 0.1574%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged cross-trades pursuant to these procedures as follows:

Cross-Trades	NAZ	NUM	NUO
Purchases	$2,804,450	$1,288,786	$1,674,482
Sales	3,084,840	1,359,191	1,765,956

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Matthew Thorton III has been appointed to the Board of Trustees effective 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
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Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

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Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

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Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

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S&P Municipal Bond Indexes Arizona, Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to finan- cial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the

Annual Investment Management Agreement Approval Process (continued)
profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, proce-

dures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk

Annual Investment Management Agreement Approval Process (continued)
assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
• with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Arizona Quality Municipal Income Fund (the “Arizona Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and first quartile for the three-year

Annual Investment Management Agreement Approval Process (continued)
period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Quality Municipal Income Fund (the “Michigan Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Quality Municipal Income Fund (the “Ohio Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the five-year period ended March 31, 2020, the Fund outperformed its benchmark for the one- and three-year periods ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three-and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Arizona Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Michigan Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; (b) the Ohio Fund had a net management fee that was slightly higher than the peer average and a net expense ratio that was below the peer average; and (c) the Arizona Fund had a net management fee and a net expense ratio that were slightly higher than the respective peer averages. The Independent Board Members noted that the Arizona Fund’s net expense ratio was slightly higher than the peer average due, in part, to certain shelf offering expenses incurred by such Fund.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax);

Annual Investment Management Agreement Approval Process (continued)
revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E.    Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

Annual Investment Management Agreement Approval Process (continued)
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0820D 1347349-INV-B-10/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 6, 2020